Exhibit 10.26

CONSENT AND SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Consent and Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 1st day of December, 2014, by and among (i) TETRAPHASE PHARMACEUTICALS, INC., a Delaware corporation with offices located at 480 Arsenal Street, Suite 110, Watertown, Massachusetts 02472 (“Tetraphase”), TETRAPHASE SECURITIES CORPORATION, a Massachusetts corporation with offices located at 480 Arsenal Street, Suite 110, Watertown, Massachusetts 02472 (“Tetraphase Securities”; Tetraphase and Tetraphase Securities are referred to herein, individually and collectively, jointly and severally, as “Borrower”), (ii) SILICON VALLEY BANK, a California corporation with an office located at 275 Grove Street, Suite 2-200, Newton, MA 02466 (“SVB”), (iii) OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), (iv) each of the other Lenders, listed on Schedule 1.1 hereof or otherwise a party thereto from time to time, including SVB and Oxford in their capacities as Lenders, (each a “Lender” and collectively, the “Lenders”), and (v) SVB, as agent (in such capacity, the “Agent”) for the Lenders.

RECITALS

A. Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of May 16, 2011, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 20, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Each Lender extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Each Lender has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.6(a) (Operating Accounts). Section 6.6(a) is amended in its entirety and replaced with the following:

“Maintain all of Borrower’s and all of its Subsidiaries’ operating and other deposit accounts and securities accounts with Silicon Valley Bank or its Affiliates; provided, further, that Borrower shall have, at all times, on deposit in Collateral Accounts, operating, and investment accounts maintained with Silicon Valley Bank or its Affiliates that are subject to Control Agreements in favor of each Lender, cash and/or Cash Equivalents in an amount not less than one hundred five percent (105%) of the then-outstanding Obligations of Borrower to Lenders. Notwithstanding the foregoing, Bermuda Subsidiary may maintain accounts with banks and/or financial institutions other than Silicon Valley Bank or its Affiliates (the “Permitted Accounts”).”

2.2 Section 6.6(b) (Operating Accounts). The last sentence set forth in Section 6.6(b) is amended in its entirety and replaced with the following:

“The provisions of the previous sentence shall not apply to (i) the Permitted Accounts, or (ii) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s or such Subsidiary’s employees and identified to Agent by Borrower as such.”

2.3 Section 6.6(c) (Operating Accounts). Section 6.6(c) is amended in its entirety and replaced with the following:

“(c) Borrower and its Subsidiaries shall not maintain any Collateral Accounts except (i) Collateral Accounts located in the United States in accordance with Sections 6.6(a) and (b), and (ii) the Permitted Accounts.”

2.4 Section 13.1 (Definitions). The Loan Agreement is amended by (i) replacing “.” with “; and” at the end of clause (k) and (ii) inserting the following new subsection (l) to appear in the definition of “Permitted Investments” set forth in Section 13.1 thereof:

“(l) Investments by Borrower in Bermuda Subsidiary.”

2.5 Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new definitions to appear alphabetically in Section 13.1 thereof:

“Bermuda Subsidiary” means Tetraphase Pharmaceuticals (Bermuda) Ltd., a company organized under the laws of Bermuda and a Subsidiary of Borrower.

“Permitted Accounts” is defined in Section 6.6(a) hereof.

2.6 Exhibit A (Collateral Description). The Exhibit A to the Loan Agreement is amended in its entirety and replaced with the Exhibit A in the form of Schedule 1 attached hereto.

2.7 Exhibit C (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 2 attached hereto.

3. Consent to Formation of Subsidiary and Exclusive License. Borrower has notified Agent and Lenders that Borrower intends to (a) create the Bermuda Subsidiary (the “Subsidiary Formation”), and (b) enter into a cost sharing agreement with the Bermuda Subsidiary and a rights sharing agreement with the Bermuda Subsidiary under which Borrower would license intellectual property of the Borrower to the Bermuda Subsidiary, in each case substantially in the form set forth on Schedule 3 attached hereto (the “Exclusive License”). Borrower has requested that Agent and Lenders consent to the Subsidiary Formation and the Exclusive License. Agent and Lenders hereby consent to the Subsidiary Formation and the Exclusive License, and agree that the Subsidiary Formation and the Exclusive License shall not, in and of themselves, constitute an “Event of Default” under Section 6.10 (relative to creation and acquisition of subsidiaries, Section 7.1 (relative to dispositions), Section 7.3 (relative to mergers or acquisitions), Section 7.7 (relative to distributions and investments), or Section 7.8 (relative to transactions with affiliates) of the Loan Agreement. The Bermuda Subsidiary shall continue to be subject to all of the terms and conditions of the Loan Agreement (other than Section 6.10 of the Loan Agreement), including, without limitation, restrictions on investments set forth in the definition of “Permitted Investments” pursuant to Section 13.1 of the Loan Agreement.

4. Pledge Agreement. Borrower acknowledges, confirms, and agrees that, at the election of Lenders, Borrower shall provide to Agent and Lenders (a) appropriate certificates and powers and financing statements, pledging sixty-five percent (65%) of the direct or beneficial ownership interest in Bermuda Subsidiary, in form and substance satisfactory to Agent and Lenders, and (b) all other documentation in form and substance satisfactory to Agent and Lenders which in their opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. It is understood and agreed that the Bermuda Subsidiary is not and is not required to become a Borrower or a guarantor of the Obligations under the Loan Documents.

5. Limitation of Amendments.

5.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

5.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

6. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

6.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except (i) to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, and (ii) with respect to Borrower’s representations and warranties relating to the Perfection Certificate contained in Section 5.1 of the Loan Agreement), and (b) no Event of Default has occurred and is continuing;

6.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

6.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

6.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

6.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

6.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

6.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

7. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent of this Amendment by each party hereto, and (b) Borrower’s payment of Lenders’ Expenses.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

TETRAPHASE PHARMACEUTICALS, INC.

By	/s/ David Lubner
Name:	David Lubner
Title:	SVP, CFO

TETRAPHASE SECURITIES CORPORATION

By	/s/ David Lubner
Name:	David Lubner
Title:	SVP, CFO, Treasurer and Secretary

AGENT AND LENDERS:

SILICON VALLEY BANK, as Agent and a Lender

By	/s/ Kate Walsh
Name:	Kate Walsh
Title:	Vice President

OXFORD FINANCE LLC, as a Lender

By	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President of Finance

Schedule 1

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of Bermuda Subsidiary which shares entitle the holder thereof to vote for directors or any other matter, or (b) any Intellectual Property except to the extent that it is necessary under applicable law to have a security interest in Intellectual Property in order to have a perfected lien and security interest in and to the “IP Proceeds” defined below; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the Intellectual Property and any claims for damage by way of any past, present, or future infringement of any of the Intellectual Property (collectively, the “IP Proceeds”).

Schedule 2

EXHIBIT C -COMPLIANCE CERTIFICATE

TO:	Silicon Valley Bank, as Agent
FROM:	TETRAPHASE PHARMACEUTICALS, INC./ TETRAPHASE SECURITIES CORPORATION

The undersigned authorized officer of TETRAPHASE PHARMACEUTICALS, INC. and TETRAPHASE SECURITIES CORPORATION (collectively, “Borrower”) hereby certifies in such capacity that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, Agent, and the Lenders (the “Agreement”),

(i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below;

(ii) There are no Events of Default, except as noted below;

(iii) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(iv) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement;

(v) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent

Attached are the required documents, if any, supporting our certification(s). The Officer on behalf of Borrower further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement		Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 150 days after Fiscal Year End		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (w/n 45 days of FYE). and when revised		Yes	No	N/A

4)	A/R & A/P agings	If applicable		Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable		Yes	No	N/A

6)	Intellectual Property	Material Changes to composition of IP		Yes	No	N/A

7)	Intellectual Property	New Registrations		Yes	No	N/A

8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$
9)		Month	QTD	YTD

$
10)
	Deposit and Securities Accounts	(Please list all accounts; attach separate sheet if additional space needed)

	Bank	Account Number	New Account?		Acct Control Agmt in place?
1)			Yes	No	Yes	No
Silicon Valley Bank
2)			Yes	No	Yes	No
Silicon Valley Bank
3)			Yes	No	Yes	No
Silicon Valley Bank
4)			Yes	No	Yes	No
Bank of Montreal

5)			Yes	No	Yes	No

6)			Yes	No	Yes	No

Minimum Cash at SVB	Requirement	Actual		Compliance
Minimum Cash at SVB	Not less than 105% of the outstanding Obligations	$		Yes	No
Other Matters

Have there been any changes in management since the last Compliance Certificate?			Yes	No
Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Agreement?			Yes	No
Have there been any new or pending claims or causes of action against Borrower that involve more than $100,000?			Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

LENDERS USE ONLY
TETRAPHASE PHARMACEUTICALS, INC./ TETRAPHASE SECURITIES CORPORATION	DATE

By:		Received by:	Verified by:

Name:

Title:		Date:	Date:

		Compliance Status	Yes	No

Schedule 3

[Attached]